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                        MSC INDUSTRIAL DIRECT CO., INC.


           ---------------------------------------------------------

                                5,000,000 Shares

                                       of

                              Class A Common Stock

           ---------------------------------------------------------






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                             UNDERWRITING AGREEMENT

                         DATED AS OF SEPTEMBER 19, 1996

              ---------------------------------------------------







                          Donaldson, Lufkin & Jenrette
                             Securities Corporation
                       Prudential Securities Incorporated
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


                                5,000,000 Shares

                        MSC INDUSTRIAL DIRECT CO., INC.

                              Class A Common Stock

                             UNDERWRITING AGREEMENT


                                                             September 19, 1996

DONALDSON, LUFKIN & JENRETTE
    SECURITIES CORPORATION
PRUDENTIAL SECURITIES INCORPORATED
  As representatives of the
    several Underwriters
    named in Schedule I hereto
    c/o     Donaldson, Lufkin & Jenrette
            Securities Corporation
            277 Park Avenue
            New York, New York  10172


Ladies and Gentlemen:

           MSC Industrial Direct Co., Inc., a New York corporation (the "Company"), and the shareholders of the Company named in Part A of Schedule II hereto (collectively, the "Selling Shareholders") severally propose to issue and/or sell to the several underwriters named in Schedule I hereto (the "Underwriters") an aggregate of 5,000,000 shares of Class A Common Stock, par value $.001 per share (the "Common Stock"), of the Company (the "Firm Shares"). The Firm Shares consist of 2,000,000 shares to be issued and sold by the Company and 3,000,000 outstanding shares to be sold by the Selling Shareholders.

           Certain Selling Shareholders set forth on Part B of Schedule II hereto (the "Option Selling Shareholders") also propose to sell to the several Underwriters not more than an additional 750,000 shares of Common Stock (the "Additional Shares"), if requested by the Underwriters as provided in Section 2 hereof. The Firm Shares and the Additional Shares are hereinafter collectively called the "Shares." The Company and the Selling Shareholders are hereinafter collectively called the "Sellers."

           Terms not otherwise defined herein shall have the meaning given them in the Prospectus (as defined below).

           1. REGISTRATION STATEMENT AND PROSPECTUS. The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder (collectively, the "Act"), a registration statement on Form S-1 (No. 333-10833) including a prospectus relating to the Shares, which may be amended. As used in this agreement (the "Agreement"), (i) the term "Registration Statement" shall mean the registration statement prepared and filed by the Company with the Commission on Form S-1 (No. 333-10833), as amended, at the time it becomes effective, including the information, if any, contained in any registration statement filed under Rule 462(b) under the Act or any prospectus filed with the Commission after such registration statement becomes effective pursuant to Rule 424(b) under the Act and deemed to be part of such registration statement at the time it became effective pursuant to Rule 430A under the Act, and (ii) the term "Prospectus" shall mean the prospectus in the form first used by the Underwriters to confirm sales of the Shares, whether or not filed with the Com mission pursuant to Rule 424(b) under the Act.

           2. AGREEMENTS TO SELL AND PURCHASE. On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, (i) the Company hereby agrees to issue and sell 2,000,000 Firm Shares to the several Underwriters named in Schedule I hereto, (ii) each Selling Shareholder agrees, severally and not jointly, to sell the number of Firm Shares set forth opposite such Selling Shareholder's name in Schedule II hereto to the several Underwriters named in Schedule I hereto and (iii) each of the Underwriters agrees, severally and not jointly, to purchase from the Sellers at a price per share of $___________ (the "Purchase Price") the respective number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto.

           On the basis of the representations and warranties contained in this Agreement and subject to its terms and conditions, each Option Selling Shareholder severally agrees to sell to the several Underwriters named in
Schedule I hereto the Additional Shares and the Underwriters shall have the right to purchase, severally and not jointly, up to 375,000 Additional Shares from each of the Option Selling Shareholders set forth on Schedule II hereof (aggregating up to 750,000 Additional Shares from all Option Selling Shareholders) at the Purchase Price. Additional Shares may be purchased solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. The Underwriters may exercise their right to purchase Additional Shares in whole or in part from time to time by giving written notice thereof to each Option Selling Shareholder within 30 days after the date of this Agreement. The Representatives shall give any such notice on behalf of the Underwriters and such notice shall specify the aggregate number of Additional Shares to be purchased pursuant to such exercise and the date for payment and delivery thereof. The date specified in any such notice shall be a business day (i) no earlier than the Closing Date (as hereinafter defined),
(ii) no later than ten business days after such notice has been given and
(iii) no earlier than two business days after such notice has been given. If any Additional Shares are to be purchased, each Underwriter, severally and not jointly, agrees to purchase from each Option Selling Shareholder at the Purchase Price the number of Additional Shares (subject to such adjustments to eliminate fractional shares as the Representatives may determine) which bears the same proportion to the total number of Additional Shares to be purchased from such Option Selling Shareholder as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I bears to the total number of Firm Shares.

           The Sellers hereby agree, severally and not jointly, and the Company shall, concurrently with the execution of this Agreement, deliver an agreement (collectively, the "Lock-up Agreements") executed by (i) the Company, (ii) each of the directors and officers of the Company and (iii) each shareholder listed on Annex I hereto, pursuant to which each such person agrees not to offer, sell, contract to sell, grant any option to purchase, or otherwise dispose of any shares of common stock of the Company or any securities convertible into or exercisable or exchangeable for such common stock or in any other manner transfer all or a portion of the economic consequences associated with the ownership of any such common stock (each, a "Prohibited Transfer") except to the Underwriters pursuant to this Agreement, in the case of each officer and director of the Company, for a period of 90 days after the date of the Prospectus, and in the case of the Company and each shareholder listed in Annex I hereto, for a period of 180 days after the date of the Prospectus, without the prior written consent of Donaldson, Lufkin & Jenrette Securities
Corporation ("DLJ"), provided, the Lock-up Agreement executed by Marjorie Diane Gershwind shall permit the transfer of shares of common stock of the Company to a trust to be created to hold such common stock of the Company for the benefit of Marjorie Diane Gershwind, provided that such trust has executed a Lock-up Agreement that, not withstanding the applicability of Rule 144(k) under the Act, may allow such trust to sell common stock of the Company in coordination with DLJ. The Company also agrees to take such other actions as the Representatives may reasonably request to prevent parties listed on Annex I hereto from consummating a Prohibited Transfer. Notwithstanding the foregoing, during such period (i) the Company may issue shares pursuant to the Company's 1995 Restricted Stock Plan and may grant stock options pursuant to the Company's 1995 Stock Option Plan and (ii) the Company may issue shares of its common stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof.

           3. TERMS OF PUBLIC OFFERING. The Sellers are advised by the Representatives that the Underwriters propose (i) to make a public offering of their respective portions of the Shares as soon after the effective date of the Registration Statement as in their judgment is advisable, and (ii) initially to offer the Shares upon the terms set forth in the Prospectus.

           4. DELIVERY AND PAYMENT. Delivery to the Underwriters of, and payment by the Underwriters for, the Firm Shares shall be made at 10:00 A.M., New York City time, on the third business day (such time and date being referred to as the "Closing Date") following the date of the initial public offering of the Firm Shares, at the offices of Latham & Watkins, 885 Third Avenue, Suite 1000, New York, New York, 10022. The Closing Date and the location of delivery of the Firm Shares may be varied by agreement between the Representatives and the Company.

           Delivery to the Underwriters of, and payment for, any Additional Shares to be purchased by the Underwriters shall be made at such place as the Representatives shall designate at 10:00 A.M., New York City time, on the date specified in the applicable exercise notice given by the Representatives pursuant to Section 2 (an "Option Closing Date"). Any such Option Closing Date and the location of delivery of such Additional Shares may be varied by agreement between the Representatives and the Option Selling Shareholders.

           Certificates for the Shares shall be registered in such names and issued in such denominations as the Representatives shall request in writing not later than two full business days prior to the Closing Date or an Option Closing Date, as the case may be. Such certificates shall be made available for inspection not later than 9:30 A.M., New York City time, on the business day next preceding the Closing Date or an Option Closing Date, as the case may be. Certificates in definitive form evidencing the Shares shall be delivered to the Representatives on the Closing Date or an Option Closing Date, as the case may be, with any transfer taxes thereon duly paid by the Company, for the respective accounts of the several Underwriters, against payment of the Purchase Price by [certified or official bank checks payable in New York Clearing House funds to the order of the applicable Seller].


           5.   AGREEMENTS OF THE COMPANY. The Company agrees with the
Representatives:

                (a) To use its best efforts to cause the Registration Statement to become effective at the earliest possible time.

                (b) To advise the Representatives promptly and, if requested by the Representatives, to confirm such advice in writing, (i) when the Registration Statement has become effective, if and when the Prospectus is sent for filing pursuant to Rule 424 under the Act and when any post-effective amendment thereto becomes effective, (ii) of the receipt by the Company of any comments from the Commission or any state securities commission or other regulatory authority that relate to the Registration Statement or the Prospectus or requests by the Commission or any state securities commission or other regulatory authority for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Shares for offering or sale in any jurisdiction, or the initiation of any proceeding for such purposes by the Commission or any state securities commission or other regulatory authority, and (iv) of the happening of any event during the period referred to in Section 5(e) that makes any statement of a material fact made in the Registration Statement or the Prospectus untrue or that requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading. The Company shall use its best efforts during the period referred to in Section 5(e) to prevent the issuance of any stop order or order suspending the qualification or exemption of the Shares under any state securities or Blue Sky laws, and, if at any time during the period referred to in Section 5(e) the

      Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption of the Shares under any state securities or Blue Sky laws, the Company shall use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

                (c) To furnish to the Underwriters, without charge, four (4) copies (one (1) manually executed copy and three (3) conformed copies) of Registration Statement as and when first filed with the Commission and of each amendment to it as and when filed, including all exhibits filed therewith, and to furnish to each Underwriter such reasonable number of conformed copies of the Registration Statement as first filed and of each amendment to it, without exhibits, as and when requested by such Underwriter.

                (d) Not to file any amendment or supplement to the Registration Statement, whether before or after the time when it becomes effective, or to make any amendment or supplement to the Prospectus of which the Underwriters shall not previously have been advised and provided a copy at least two business days prior to the filing thereof or such lesser reasonable amount of time as is necessitated by the exigency of such amendment or supplement, or to which the Underwriters shall object, provided, that the consent of the Underwriters to the filing of any amendment or supplement to the Registration Statement shall not be unreasonably withheld or delayed; and to prepare and file with the Commission, promptly upon the Representatives' request, any amendment to the Registration Statement or supplement to the Prospectus which may be legally required or reasonably advisable in connection with the distribution of the Shares by the Underwriters, and to use its best efforts to cause the same to become promptly effective.

                (e) Within the time period during which the Prospectus relating to the Shares is required to be delivered under the Act, if in the opinion of counsel for the Underwriters a prospectus is required by law to be delivered in connection with the sales by an Underwriter or a dealer, to furnish to each Underwriter or dealer as many copies of the Prospectus (and of any amendment or supplement to the Prospectus) as such Underwriter or dealer may reasonably request.

                (f) If during the period specified in Section 5(e) any event shall occur as a result of which, in the opinion of counsel for the Underwriters it becomes necessary to amend or supplement the Prospectus in order to make the statements therein not misleading when the Prospectus is delivered to a purchaser, or if it is necessary to amend or supplement the Prospectus to comply with any law, forthwith to prepare and file with the Commission an appropriate amendment or supplement to the Prospectus so that the statements in the Prospectus, as so amended or supplemented, will not be misleading when it is so delivered, or so that the Prospectus will comply with law, and to furnish to each Underwriter and to such dealers as the Representatives shall specify, such number of copies thereof as such Underwriter or dealers may reasonably request.

                (g) Prior to any public offering of the Shares, to (i) cooperate with the Underwriters and counsel for the Underwriters in connection with the registration or qualification of the Shares for offer and sale by the several Underwriters and by dealers under the state securities or Blue Sky laws of such jurisdictions as the Underwriters may reasonably request, (ii) continue such qualification in effect so long as required for distribution of the Shares, and (iii) file such consents to service of process or other documents as may be necessary to effect such registration or qualification; provided, however, that the Company shall not be required in connection therewith to register or qualify as a foreign corporation where it is not now so qualified.

                (h) During a period of five years following the date of this Agreement, to deliver to the Representatives promptly upon their becoming available (i) copies of all current, regular and periodic reports filed by the Company with any securities exchange or with the Commission or any governmental authority succeeding to any of the Commission's functions and (ii) such other information as the Representatives may reasonably request regarding the Company or its Subsidiaries (as defined).

                (i) During a period of five years following the date of this Agreement, to mail to the Representatives, without charge, as soon as available a copy of each report or other publicly available information of the Company furnished to the holders of Common Stock or filed with the Commission and such other publicly available information concerning the Company as the Representatives may request.

                (j) To use the proceeds from the sale of the Shares by the Company substantially in the manner specified in the Prospectus under the caption "Use of Proceeds."

                (k) To use its best efforts to maintain the inclusion of the Common Stock on the New York Stock Exchange or a comparable national securities exchange for a period of five years after the effective date of the Registration Statement; provided, however, that the Company shall not be required to comply with this clause (k) in the event the Company is no longer subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                (l) To pay all costs, expenses, fees and taxes (other than the incremental costs, expenses, fees and taxes pertaining to the Shares sold by the Selling Shareholders which shall be paid by the Selling Shareholders in accordance with Sections 8(a) and 8(b) hereof) in connection with or incident to:


                      (1) the preparation, printing, processing, filing,
                distribution and delivery under the Act of the Registration Statement (including financial statements and exhibits), each preliminary prospectus, the Prospectus and all amendments and supplements thereto;

                      (2) the preparation, printing, processing, execution,
                distribution and delivery of the preliminary and supplemental Blue Sky memoranda (including, in each case, any disbursements of counsel to the Underwriters relating to such printing and delivery);

                      (3) the registration with the Commission, and the
                issuance and delivery to the several Underwriters, of the Shares (including, without limitation, the fees of the Company's transfer agent and registrar, the costs of printing and engraving the certificates evidencing the Shares and any transfer or other taxes payable thereon);

                      (4) the registration or qualification of the Shares for
                offer and sale under the securities or Blue Sky laws of the several states (including, without limitation, in each case the reasonable fees and disbursements of counsel to the Underwriters relating to such registration or qualification and any filing fees in connection therewith);

                      (5) filing fees payable to the National Association of
                Securities Dealers, Inc. (the "NASD") in connection with the offering;

                      (6) the listing of the Shares on the New York Stock
                Exchange; and

                      (7) furnishing such copies of the Registration Statement,
                the preliminary prospectus, the Prospectus and all amendments and supplements thereto as may be requested by the Underwriters or by dealers to whom the Shares may be sold.

                (m) Not to take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares. Except as permitted by the Act, the Company will not distribute any Registration Statement, preliminary prospectus or Prospectus or other offering material in connection with the offering and sale of the Shares.

                (n) To use its best efforts to do and perform all things required or necessary to be done and performed under this Agreement by the Company prior to the Closing Date or any Option Closing Date, as the case may be, and to satisfy all conditions precedent to the delivery of the Shares.


           6. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to and covenants with each Underwriter that:

                (a) When the Registration Statement becomes effective, including at the date of any post-effective amendment, at the date of the Prospectus and at the Closing Date,

                      (1) the Registration Statement will comply in all
                material respects with the provisions of the Act, and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and

                      (2) the Prospectus and any supplements thereto will not
                contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                (b) Each preliminary prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Act, complied when so filed in all material respects with the Act; and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                The representations and warranties contained in clauses (1) and
      (2) of Section 6(a) and Section 6(b) shall not apply to statements or omissions in any preliminary prospectus, the Registration Statement or the Prospectus (or any supplement or amendment to them) made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by or on behalf of such Underwriter expressly for use therein.

                The Company acknowledges for all purposes under this Agreement that the statements set forth in any preliminary prospectus and the Prospectus (or any amendment or supplement) (i) in the last paragraph on the cover page and (ii) in the table, and the second paragraph below the table under the caption "Underwriting" constitute the only written information furnished to the Company by any Underwriter as of the date hereof expressly for use in the preliminary prospectus, the Registration Statement or the Prospectus (or any amendment or supplement to them as of the date hereof).

                (c) The Company and each of its subsidiaries (each, a "Subsidiary" and, collectively, the "Subsidiaries") is a corporation duly organized, validly existing and in good standing under the laws of its respective jurisdiction of incorporation, has full corporate power and authority to carry on its respective business and to own, lease and operate its respective properties, and is duly qualified and is in good standing as a foreign corporation registered to do business in each jurisdiction in which the nature of its business, or its ownership, leasing or operation of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the condition (financial or other), business, property, prospects or results of operations of the Company and its Subsidiaries taken as a whole (a "Material Adverse Effect"). All of the outstanding shares of capital stock of, or other equity interests in, each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable, are not subject to preemptive or similar rights and, except as described in the Prospectus or contained in contracts filed as exhibits to the Registration Statement, contractual rights. Except as described in the Prospectus or contained in contracts filed as exhibits to the Registration Statement, (i) all of the shares of capital stock or other equity interests in the Subsidiaries are owned directly or indirectly by the Company, free and clear of any security interest, mortgage, pledge, claim, lien or encumbrance (each, a "Lien"), and (ii) there are no outstanding subscriptions, rights, warrants, calls or options to acquire, or instruments or securities convertible into or exchangeable for, any shares of capital stock or other equity interest in any such Subsidiary or the Company.

                (d) All the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable and not subject to any preemptive or similar rights; and the Shares to be issued and sold by the Company hereunder have been duly authorized and, when issued and delivered to the Underwriters against payment therefor as provided by this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights. The Company has all necessary corporate power and authority to enter into and perform its obligations under this Agreement and to issue, sell and deliver to the Underwriters the Shares to be sold by it to the Underwriters pursuant hereto.

                (e) The authorized capital stock of the Company, including the Common Stock, conforms as to legal matters to the description thereof contained in the Prospectus.

                (f) Except as could not be expected to have a Material Adverse Effect, neither the Company nor any of its Subsidiaries is in violation of its respective charter or by-laws or in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other agreement, indenture, mortgage, deed of trust or other contract, lease or other instrument to which the Company or any of its Subsidiaries is a party or by which it or any of its Subsidiaries or their respective property is bound, or to which any of the property or assets of the Company or any of its Subsidiaries is subject which has not been waived.

                (g) The execution, delivery and performance of this Agreement by the Company, the issuance and sale of the Shares to be sold by the Company, the compliance by the Company with the provisions of this Agreement, and the consummation of the transactions contemplated by this Agreement will not, except as may be disclosed in the Registration Statement or the Prospectus, (i) require any consent, approval, authorization or other order of, or filing or registration with, any court, regulatory body, administrative agency or other governmental body (except as may be required under the Act or other securities or Blue Sky laws of various states or by the NASD); (ii) conflict with or constitute a breach of any of the terms or provisions of, or default under, the charter or by-laws of the Company or any of the Subsidiaries; (iii) require any consent or approval (which has not been obtained) of parties to, or conflict with or constitute a breach of any of the terms or provisions of, or default under, any material agreement or other instrument to which the Company or any of the Subsidiaries or their respective properties are bound which has not been waived; or (iv) result in the creation or imposition of any lien on any material asset of the Company or any of the Subsidiaries.

                (h) This Agreement has been duly authorized and validly executed by the Company and (assuming the due execution and delivery thereof by the Underwriters) is the legally valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be: (i) subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, (ii) limited by general principles of equity (whether considered in a proceeding at law or in equity) and (iii) limited by securities laws prohibiting or limiting the availability of, and public policy against, indemnification or contribution.

                (i) As of the Closing Date, the Registration Statement has become effective under the Act and any required filing of the Prospectus, or any supplement thereto, pursuant to Rule 424(b) under the Act has been made in the manner and within the time period required thereunder, and no stop order suspending the effectiveness of the Registration Statement has been issued and, to the knowledge of the Company, no proceedings for that purpose are pending before or contemplated by the Commission. There is no contract or document concerning the Company or any of its Subsidiaries of a character required to be described in the Registration Statement or in the Prospectus or to be filed as an exhibit to the Registration Statement that is not so described or filed as required.

                (j) There is (i) no action, suit or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or, to the knowledge of the Company, threatened or contemplated to which the Company or any of its Subsidiaries is a party or to which the business or property of the Company or any of its Subsidiaries is subject, (ii) to the knowledge of the Company, no statute, rule, regulation or order that has been enacted, adopted or issued by any governmental agency or that has been proposed by any governmental body (other than Blue Sky laws, regulations or orders), or
      (iii) no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction to which the Company or any of its Subsidiaries is subject, that, in each case above, (1) might have a Material Adverse Effect (except as disclosed in the Registration Statement or the Prospectus), (2) would interfere with or adversely affect the issuance of the Shares to be Sold by the Company, or (3) might in any manner invalidate or question the validity of any provisions of this Agreement (other than provisions relating to indemnification and contribution) or the Shares.

                (k) No holder of any security of the Company has or will have any right to require registration of any security of the Company by virtue of any transaction contemplated by this Agreement.

                (l) Except as set forth in the Prospectus or that, singly or in the aggregate, could not be expected to have a Material Adverse Effect, neither the Company nor any of its Subsidiaries has violated any applicable existing federal, state, local or foreign laws or regulations ("Laws"), including, but not limited to, (i) Laws relating to the protection of human health and safety or the environment, (ii) Laws relating to discrimination in the hiring, promotion or pay of employees,
      (iii) wage or hour Laws, and (iv) provisions of the Employee Retirement Income Security Act of 1974.

                (m) Except as disclosed in the Prospectus or that could not be expected to have a Material Adverse Effect, there are no business relationships or related party transactions required to be disclosed therein by Item 404 of Regulation S-K of the Commission.

                (n) All tax returns required to be filed by the Company and each of its Subsidiaries in any jurisdiction have been filed, and all material taxes (including, but not limited to, withholding taxes, penalties and interest, assessments, fees and other charges due or claimed to be due from any taxing authority) have been paid other than, in either case, those (i) being contested in good faith and for which adequate reserves have been provided, (ii) currently payable without penalty or interest or (iii) which would not have a Material Adverse Effect.

                (o) Except as set forth in the Prospectus or that, singly or in the aggregate, could not be expected to have a Material Adverse Effect,
      (i) the Company and each of its Subsidiaries has (1) such permits, licenses, franchises, certificates, consents, exemptions, orders, and authorizations of governmental or regulatory authorities ("Permits") as are necessary to own, lease, license and use its respective properties and to conduct its business, and (2) fulfilled and performed all of its material obligations with respect to the Permits, (ii) all such Permits are valid and in full force and effect and (iii) no event has occurred that could be expected to allow, or after notice or lapse of time could be expected to allow, revocation or termination of any Permit or that could be expected to result in any other material impairment of the rights granted to the Company or any of its Subsidiaries under any Permit.

                (p) Except as set forth in the Prospectus or that, singly or in the aggregate, could not be expected to have a Material Adverse Effect,
      (i) the Company and each of its Subsidiaries have good and marketable title, free and clear of all liens (except liens for taxes not yet due and payable) to all property and assets described in the Registration Statement as being owned by it, (ii) each lease to which the Company and each of its Subsidiaries is a party is valid and binding and no default has occurred or is continuing thereunder, and (iii) the Company and each of its Subsidiaries enjoy peaceful and undisturbed possession under all such leases to which it is a party as lessee.

                (q) The Company and each of its Subsidiaries maintain adequate insurance covering their properties, operations, personnel and businesses. Such insurance insures against such losses and risks as are adequate in accordance with customary industry practice to protect the Company and each of its Subsidiaries and their respective businesses.

                (r) The consolidated historical financial statements and pro forma financial information of the Company (and its predecessor entity) set forth in the Registration Statement, together with related schedules and notes (and any amendment or supplement thereto), comply as to form in all material respects with the applicable requirements of the Act. Such consolidated historical financial statements present fairly the consolidated financial position, results of operations and changes in financial position of the Company (and its predecessor entity) on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they apply and are in accordance with generally accepted accounting principles ("GAAP"), and such financial statements and related schedules and notes have been prepared in accordance with GAAP consistently applied throughout the periods involved, except as disclosed therein. Such pro forma financial information has been prepared on a basis consistent with such historical statements, except for the pro forma adjustments specified, and give effect to assumptions made on a reasonable basis and present fairly the historical and proposed transactions contemplated by the Prospectus and this Agreement. The other historical financial information and data relating to the Company (and its predecessor entity) set forth in the Registration Statement and the Prospectus (and any amendment or supplement thereto) is, in all material respects, accurately presented and prepared on a basis consistent with the financial statements and the books and records of the Company (and its predecessor entity).


                (s) The Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (1) transactions are executed in accordance with management's general or specific authorizations; (2) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (3) access to assets is permitted only in accordance with management's general or specific authorization; and (4) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                (t) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement).

                (u) Subsequent to the dates for which information is given in the Registration Statement and Prospectus and up through the Closing Date, unless set forth in or contemplated by the Prospectus, the Company has, or will, notify the Underwriters that: (1) neither the Company nor any of its Subsidiaries has incurred any liabilities or obligations, direct or contingent, which are material, individually or in the aggregate, to the Company and its Subsidiaries taken as a whole, nor entered into any material transactions not in the ordinary course of business; and (2) there has not been any decrease in the Company's capital stock or any material increase in long-term indebtedness or short-term indebtedness of the Company and its Subsidiaries, taken as a whole, or any payment of or declaration to pay any dividends or any other distribution with respect to the Company's capital stock.

                (v) Arthur Andersen LLP are independent public accountants with respect to the Company (including its predecessor entities) and its Subsidiaries as required by the Act.

                (w) To the Company's knowledge, the Company (directly or through its Subsidiaries) possesses or is licensed to use the patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, "Intellectual Property") material to the business of the Company and its Subsidiaries and neither the Company nor any of its Subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect of the foregoing. The use of such material Intellectual Property in connection with the business and operations of the Company and the Subsidiaries does not, to the Company's knowledge, infringe on the rights of any person.


                (x) Neither the Company nor any of its Subsidiaries is (a) an "investment company" within the meaning of the Investment Company Act of 1940, as amended or (b) a "holding company" or a "subsidiary company" of a holding company or an "affiliate" thereof within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                (y) Neither the Company nor any of its affiliates is presently doing business with the government of Cuba or with any person or affiliate located in Cuba.

                (z) Each certificate signed by any officer of the Company and delivered to the Underwriters or counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

           7. REPRESENTATIONS AND WARRANTIES OF THE SELLING SHAREHOLDERS. Excluding paragraph (h) below, which pertains only to Mitchell Jacobson, each Selling Shareholder severally represents and warrants to each Underwriter that:

                (a) Such Selling Shareholder is the lawful owner of the Shares to be sold by such Selling Shareholder pursuant to this Agreement and has, and on the Closing Date (and any Option Closing Date, if applicable) will have, good and clear title to such Shares, free of all restrictions on transfer, liens, encumbrances, security interests and claims whatsoever.

                (b) Upon delivery of and payment for such Shares pursuant to this Agreement, good and clear title to such Shares will pass to the Underwriters, free of all restrictions on transfer, liens, encumbrances, security interests and claims whatsoever.

                (c) Such Selling Shareholder has, and on the Closing Date will have, full legal right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver such Shares in the manner provided herein, and this Agreement has been duly authorized, executed and delivered by such Selling Shareholder and this Agreement is a valid and binding agreement of such Selling Shareholder enforceable in accordance with its terms, except as rights to indemnity and contribution hereunder may be limited by applicable law.

                (d) Such Selling Shareholder has not taken, and will not take, directly or indirectly, any action designed to, or which might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares pursuant to the distribution contemplated by this Agreement, and other than as permitted by the Act, such Selling Shareholder has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Shares.


                (e) The execution, delivery and performance of this Agreement by such Selling Shareholder, compliance by such Selling Shareholder with all the provisions hereof and the consummation of the transactions contemplated hereby will not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except such as may be required under the Act, state securities laws or Blue Sky laws) and will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, organizational documents of such Selling Shareholder, if not an individual, or any agreement, indenture or other instrument to which such Selling Shareholder is a party or by which such Selling Shareholder or property of such Selling Shareholder is bound, or violate or conflict with any laws, administrative regulation or ruling or court decree applicable to such Selling Shareholder or property of such Selling Shareholder.

                (f) Such parts of the Registration Statement under the caption "Principal and Selling Shareholders" which specifically relate to such Selling Shareholder do not, and will not on the Closing Date (and any Option Closing Date, if applicable), contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                (g) At any time during the period described in paragraph 5(e) hereof, if there is any change in the information referred to in paragraph 7(f) above, the Selling Shareholders will immediately notify you of such change.

                (h) Mitchell Jacobson represents and warrants to each Underwriter that he has no actual knowledge that any preliminary prospectus, the Registration Statement or the Prospectus (or any amendment or supplement thereto) contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in this Section 7(h) shall not apply to statements or omissions in any preliminary prospectus, the Registration Statement or the Prospectus (or any amendment or supplement thereto) based upon information relating to any Underwriter furnished to the Company in writing by or on behalf of any Underwriter through the Underwriters expressly for use therein.

           8. AGREEMENTS OF THE SELLING SHAREHOLDERS. Each Selling Shareholder severally agrees with you and the Company:

                (a) To pay or to cause to be paid all transfer taxes with respect to the Shares to be sold by such Selling Shareholder; and

                (b) To pay all other incremental costs, expenses, fees and taxes with respect to the Shares to be sold by each Selling Shareholder,

      including the incremental costs, expenses, fees and taxes in connection with or incident to:

                      (1) the registration with the Commission of the Shares;
                and

                      (2) filing fees payable to the National Association of
                Securities Dealers, Inc. (the "NASD") in connection with the offering; and

                (c) To take all reasonable actions in cooperation with the Company and the Underwriters to cause the Registration Statement to become effective at the earliest possible time, to do and perform all things to be done and performed by such Selling Shareholder under this Agreement prior to the Closing Date.

           9.   INDEMNIFICATION.

                (a) Each of the Company and the Selling Shareholders agrees to indemnify and hold harmless (i) each Underwriter and (ii) each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) any Underwriter (any of the persons referred to in this clause (ii) being hereinafter referred to as a "controlling person"), and (iii) the respective officers, directors, partners, employees, representatives and agents of each Underwriter or any controlling person (any person referred to in clause (i), (ii) or (iii) in such capacity may hereinafter be referred to as an "Indemnified Person") to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities, judgments, actions and expenses (including, without limitation and as incurred, reimbursement of all reasonable costs of investigating, preparing, pursuing or defending any claim or action, or any investigation or proceeding by any governmental agency or body, commenced or threatened, including the fees and expenses of counsel to any Indemnified Person) directly or indirectly caused by, related to, based upon, arising out of or in connection with any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the information deemed to be a part of the Registration Statement pursuant to Rule 430A(b) promulgated under the Act, if applicable, or the Prospectus (including any amendment or supplement thereto) or any preliminary prospectus, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by an untrue statement or omission or alleged untrue statement or omission that is (i) made in reliance upon and in conformity with information relating to any Underwriter furnished in writing to the Company by or on behalf of such Underwriter through the Representatives expressly for use in the

      Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto) or any preliminary prospectus or
      (ii) made in any preliminary prospectus if a copy of the Prospectus (as amended or supplemented, if the Company shall furnish such amendment or supplement thereto) was not sent or given by or on behalf of such Underwriter to the person asserting any such loss, claim, damage, liability or expense, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares as required by the Act and the Prospectus (as so amended or supplemented) would have corrected in all material respects such untrue statement or omission. The Company shall notify the Underwriters promptly of the institution, threat or assertion of any claim, proceeding (including any governmental investigation) or litigation in connection with the matters addressed by this Agreement which involves the Company, any of the Subsidiaries, any Selling Shareholder or an Indemnified Person.

                (b) Each Selling Shareholder also agrees to indemnify and hold harmless each Indemnified Person to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities, judgments, actions and expenses (including, without limitation and as incurred, reimbursement of all reasonable costs of investigating, preparing, pursuing or defending any claim or action, or any investigation or proceeding by any governmental agency or body, commenced or threatened, including the fees and expenses of counsel to any Indemnified Person) directly or indirectly caused by, related to, based upon, arising out of or in connection with any breach of the representations, warranties and agreements made by such Selling Shareholder in Sections 7 and 8.

                (c) In case any action or proceeding (including any governmental investigation) shall be brought or asserted against any of the Indemnified Persons with respect to which indemnity may be sought against the Company or the Selling Shareholders, such Indemnified Person shall promptly notify the Company or the Selling Shareholders, as the case may be, in writing (provided, that the failure to give such notice shall not relieve the Company or the Selling Shareholders, as the case may be, of their obligations pursuant to this Agreement) and the Company or the Selling Shareholders, as the case may be, shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Person and payment of all fees and expenses (regardless of whether it is ultimately determined that an Indemnified Person is not entitled to indemnification hereunder). Such Indemnified Person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the employment of such counsel shall have been specifically authorized in writing by the Company or the Selling Shareholders, as the case may be,
      (ii) the Company or the Selling Shareholders, as the case may be, shall have failed to assume the defense and employ counsel or (iii) the named parties to any such action (including any impleaded parties) include both such Indemnified Person and the Company (or any of its Subsidiaries) or the Selling Shareholders, as the case may be, and such Indemnified Person shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to such indemnifying party (in which case such indemnifying party shall not have the right to assume the defense of such action on behalf of such Indemnified Person, it being understood, however, that such indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all such Indemnified Persons, which firm shall be designated in writing by DLJ, provided, that such firm be reasonably satisfactory to the Indemnified Parties, and that all such fees and expenses shall be reimbursed as they are incurred). The Company or the Selling Shareholders, as the case may be, shall not be liable for any settlement of any such action or proceeding effected without the prior written consent of such indemnifying party, but if settled with the written consent of such indemnifying party, which consent will not be unreasonably withheld, such indemnifying party agrees to indemnify and hold harmless any Indemnified Person from and against any loss, claim, damage, liability or expense by reason of any such settlement. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested the Company or the Selling Shareholders to reimburse the Indemnified Person for fees and expenses of counsel as contemplated by the second sentence of this paragraph, such indemnifying party agrees to be liable for any settlement of any proceeding effected without the written consent of such indemnifying party if (i) such settlement is entered into more than 20 business days after receipt by the Company of the aforesaid request, and (ii) such indemnifying party shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. The Company or the Selling Shareholders shall not, without the prior written consent of each Indemnified Person, settle or compro mise or consent to the entry of judgment in or otherwise seek to terminate any pending or threatened action, claim, litigation or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not any Indemnified Person is a party thereto), unless such settlement, compromise, consent or termination includes an unconditional release of each Indemnified Person from all liability arising out of such action, claim, litigation or proceeding.

                (d) Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement, any person controlling (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Company, each Selling Shareholder, and the officers, directors, partners, employees, representatives and agents of each such person to the same extent as the foregoing indemnity from the Company and the Selling Shareholders to each of the Indemnified Persons, but only with respect to claims and actions based on information relating to such Underwriter furnished in writing by or on behalf of such Underwriter expressly for use in the Prospectus. The Company and each of the Selling Shareholders acknowledge that the only written information furnished to the Company by any Underwriter expressly for use in the Prospectus is as set forth in
      Section 6(a) of this Agreement.

                (e) If the indemnification provided for in this Section 9 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to herein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying parties and the indemnified party, as well as any other relevant equitable considerations. The relative benefits received by the Company or the Selling Shareholders, as the case may be, on the one hand, and the Underwriters, on the other hand, shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company or the Selling Shareholders, as the case may be, bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company or the Selling Shareholders, as the case may be, and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact related to information supplied by the Company or the Selling Shareholders, as the case may be, or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The indemnity and contribution obligations of the Company and the Selling Shareholders set forth herein shall be in addition to any liability or obligation the Company and the Selling Shareholders may otherwise have to any Indemnified Person.

           The Company, each of the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9(e) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9, the Underwriters (and the Underwriters' related Indemnified Persons) shall not be required to contribute, in the aggregate, any amount in excess of the amount by which the total underwriting discount applicable to the Shares purchased by such Underwriter exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                (f) The indemnity and contribution agreements contained in this
      Section 9 are in addition to any liability which the Company and each of the Selling Shareholders may otherwise have to the Indemnified Persons.

                (g) Notwithstanding any other provision of this Section 9, the aggregate liability of each Selling Shareholder for any and all losses, claims, damages, liabilities, judgments, actions and expenses (including, without limitation, all reasonable costs of investigating, preparing, pursuing or defending any claim or action, or any investigation or proceeding by any governmental agency or body, commenced or threatened, including the fees and expenses of counsel to any Indemnified Person) pursuant to this Section 9 is limited to an amount equal to the gross proceeds from the sale of the Shares by such Selling Shareholder.

                (h) Each Seller hereby designates the Company as its authorized agent upon which process may be served in any action, suit or proceeding which may be instituted in any state or federal court in the State of New York by any Underwriter or person controlling an Underwriter asserting a claim for indemnification or contribution under or pursuant to this
      Section 9, and each Seller will accept the jurisdiction of such court in such action, and waives, to the fullest extent permitted by applicable law, any defense based upon lack of personal jurisdiction or venue. A copy of any such process shall be sent or given to such Seller at the address for notices specified in Section 12 hereof.

           10. CONDITIONS OF THE UNDERWRITERS' OBLIGATIONS. The several obligations of the Underwriters to purchase the Firm Shares under this Agreement are subject to the satisfaction of each of the following conditions:

                (a) All of the representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects on the date hereof and on the Closing Date with the same force and effect as if made on and as of the date hereof and the Closing Date. The Company shall have performed or complied in all material respects with all of the obligations and agreements and satisfied all conditions to be performed, complied with or satisfied by it on or prior to the Closing Date.

                (b) (1) The Registration Statement shall have become effective (or if a post-effective amendment is required to be filed pursuant to Rule 430A promulgated under the Act, such post-effective amendment shall have become effective) not later than 5:00 P.M., New York City time, on the date of this Agreement or at such later date and time as the

      Underwriters may approve in writing; (2) no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance of the Shares; (3) at the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending before or shall have been threatened by the Commission and every request for additional information on the part of the Commission shall have been complied with in all material respects, and (4) at the Closing Date, no stop order suspending the sale of the Shares in any jurisdiction contemplated by Section 5(g) hereof shall have been issued and no proceeding for that purpose shall have been commenced or be pending or threatened.

                (c) (1) Except as disclosed in the Prospectus, since the date hereof or since the dates as of which information is given in the Registration Statement and Prospectus, there shall not have been any event that had a Material Adverse Effect, or any development involving a prospective change that could have a Material Adverse Effect, whether or not arising in the ordinary course of business; (2) except as disclosed in the Prospectus, since the date of the latest balance sheet included in the Registration Statement and the Prospectus, there has not been any material change, or any development involving a prospective material change, in the capital stock or in the long-term debt of the Company and its Subsidiaries, taken as a whole, from that set forth in the Registration Statement and Prospectus; (3) the Company and its Subsidiaries shall have no material liability or obligation, direct or contingent, that is required to be disclosed on a balance sheet in accordance with GAAP and that is not disclosed on the latest balance sheet included in (or otherwise disclosed in) the Registration Statement and the Prospectus; and (4) the Company and its Subsidiaries shall have no material liability or obligation, direct or contingent, other than those reflected in the Prospectus.

                (d) The Underwriters shall have received a certificate of the Company (satisfactory to the Underwriters and counsel to the Underwriters) dated the Closing Date, executed on behalf of the Company by the Chief Executive Officer and the principal financial or accounting officer of the Company, confirming, to the best of such Officers' knowledge, as of the Closing Date, all matters set forth in Sections 10(a), 10(b) and 10(c).

                (e) All of the representations and warranties of each of the Selling Shareholders contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the date hereof and the Closing Date, and you shall have received a certificate to such effect, dated the Closing Date, from each Selling Shareholder.


                (f) The Underwriters shall have received on the Closing Date an opinion (satisfactory to the Underwriters and counsel to the Underwriters) dated the Closing Date, of Rosenman & Colin LLP, counsel for the Company and the Selling Shareholders ("R&C"), to the effect that:

                      (1) the Registration Statement, as of its effective date, and the Prospectus, as of its date, complied as to form in all material respects with the requirements of the Act and the applicable rules and regulations of the Commission thereunder, except that in each case such counsel expresses no opinion with respect to the financial statements or other financial and statistical data contained in the Registration Statement or the Prospectus;

                      (2) the Registration Statement has become effective under the Act;

                      (3) the Company has been duly organized and the Company and each of the Subsidiaries is validly existing as a corporation in good standing under the laws of the State of New York, has the corporate power to own, lease and operate its properties and to conduct its business as described in the Prospectus;

                      (4) the Company has all necessary corporate power and authority to authorize the offering of the Shares, to enter and perform its obligations under this Agreement and to authorize, issue, sell and deliver the Shares to the Underwriters;

                      (5) the execution, delivery and performance of this Agreement by the Company and each Selling Shareholder and the issuance and sale of the Shares as contemplated by this Agreement and the Prospectus, will not, except as may be disclosed in the Registration Statement or the Prospectus and except as would not have a Material Adverse Effect, to the best knowledge of such counsel (except with respect to clause (B) below), (A) require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except as may be required under the Act or other securities or Blue Sky laws of various states or by the NASD); (B) conflict with or constitute a breach of any of the terms or provisions of, or default under, the charter or by-laws of the Company or any of its Subsidiaries; (C) require any consent or approval (which has not been obtained) of parties to, or constitute a breach of any of the terms or provisions of, or default under, any of the agreements filed as an exhibit to the Registration Statement (which has not been waived); (D) violate any laws or rules or regulations, rulings or court decrees as applicable to the Company or any of its Subsidiaries or any Selling Shareholder or their respective properties; or (E) result in the creation or imposition of any Lien on any material asset of the Company or any of its Subsidiaries or any Selling Shareholder under any of the agreements filed as an exhibit to the Registration Statement;


                      (6) except as would not have a Material Adverse Effect, to the best knowledge of such counsel, the Company and its Subsidiaries are not in violation of any of their respective charters or by-laws and neither the Company nor any of its Subsidiaries are in default in the performance of any obligation, agreement or condition contained in any of the agreements filed as an exhibit to the Registration Statement to which the Company or its Subsidiaries are a party or by which their properties are bound or to which any of the property or assets of the Company or its Subsidiaries are subject which have not been waived;

                      (7) this Agreement has been duly authorized and validly executed by the Company and each of the Selling Shareholders;

                      (8) all the outstanding shares of Common Stock (including the Shares to be sold by the Selling Shareholders) have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar statutory or, except as described in the Prospectus or contained in contracts filed as exhibits to the Registration Statement, contractual rights;

                      (9) the Shares to be issued and sold by the Company hereunder have been duly authorized and, when issued and delivered to the Underwriters against payment therefor as provided by this Agreement, will have been validly issued and will be fully paid and non-assessable and the issuance of such Shares is not subject to any preemptive or similar statutory or, except as described in the Prospectus or contained in contracts filed as exhibits to the Registration Statement, contractual rights;

                      (10) all the outstanding shares of common stock in each of the Subsidiaries have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar statutory or, except as described in the Prospectus or contained in contracts filed as exhibits to the Registration Statement, contractual rights, and are held of record by the Company;

                      (11) the authorized capital stock of the Company, including the Common Stock, conforms as to legal matters to the description thereof contained in the Prospectus;

                      (12) any required filing of the Prospectus pursuant to Rule 424(b)(1) under the Act has been made in the manner and within the time period required thereunder and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending before or have been threatened by the Commission;


                      (13) to the best knowledge of such counsel, there is no contract concerning the Company or any of the Subsidiaries of a character required to be described in the Registration Statement or in the Prospectus or to be filed as an exhibit to the Registration Statement that is not so described or filed as required;

                      (14) to the best knowledge of such counsel, no holder of any security of the Company has or will have any right to require registration of any security of the Company by virtue of the transactions contemplated by this Agreement;

                      (15) the statements under the caption "Management--1995 Stock Option Plan" in the Prospectus, and Items 14 and 15 of Part II of the Registration Statement insofar as such statements constitute a summary of legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings;

                      (16) the Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended; and

                      (17) immediately prior to the Closing Date, each Selling Shareholder was the sole registered owner of the Shares to be sold by such Selling Shareholder; upon registration of the Shares in the names of the Underwriters in the stock records of the Company, and the issuance of new certificates registered in the names of the Underwriters representing such Shares, assuming the Underwriters purchased the Shares in good faith and without notice of any adverse claim within the meaning of the Uniform Commercial Code, the Underwriters will have acquired all rights of such Selling Shareholder in the Shares free of any adverse claim, any lien in favor of the Company and any restrictions on transfer imposed by the Company, and the owner of the Shares, if other than such Selling Shareholder, will be precluded from asserting against the Underwriters the ineffectiveness of any unauthorized endorsement.

           In addition, R&C shall state that such counsel has participated in conferences with directors, officers and other representatives of the Company, representatives of the independent public accountants of the Company, the Underwriters' representatives and counsel for the Underwriters, in connection with the preparation of the Registration Statement and Prospectus and has considered the matters required to be stated therein and the statements included therein, and, although such counsel has not independently verified the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus (except as indicated above) and relying on Company officers regarding materiality, such counsel advises the Representatives that, on the basis of the foregoing, no facts have come to such counsel's attention which led it to believe that the Registration Statement (as amended or supplemented, if applicable), on the effective date thereof, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading or that the Prospectus (as amended or supplemented, if applicable), on the date thereof or on the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements contained therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no view with respect to the financial statements and related notes, the financial statement schedules and other financial, statistical and accounting data included in or omitted from the Registration Statement or Prospectus). It is also understood that such counsel is opining only as to the laws of the United States and New York and that such counsel may assume the capacity of all natural persons and the genuineness of all signatures.

                (g) The Underwriters shall have received on the Closing Date an opinion, dated the Closing Date, of Latham & Watkins, counsel for the Underwriters, in form and substance satisfactory to the Underwriters.

                (h) The Underwriters shall have received letters from Arthur Andersen LLP, independent public accountants, on the date hereof as well as on the Closing Date (in the latter case constituting an affirmation of the statements set forth in the former), in form and substance reasonably satisfactory to the Underwriters, with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

                (i) The Shares shall have been approved for listing on the New York Stock Exchange, subject to official notice of issuance.

                (j) Latham & Watkins, counsel to the Underwriters, shall have been furnished with such documents and opinions, in addition to those set forth above, as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in this Section 10 and in order to evidence the accuracy, completeness or satisfaction in all material respects of any of the representations, warranties or conditions herein contained.

                (k) The Underwriters shall have received copies of each of the Lock-up Agreements.

                (l) Prior to the Closing Date, the Company shall have furnished to the Underwriters such further information, certificates and documents as the Underwriters may reasonably request.

           The several obligations of the Underwriters to purchase any Additional Shares hereunder are subject to the delivery to the Representatives on the applicable Option Closing Date of such documents as the Representatives may reasonably request with respect to the good standing of the Company and its Subsidiaries, the due authorization and issuance of such Additional Shares, the ownership, title and transferability of and absence of adverse claims with respect to any Additional Shares and other matters related to the issuance of such Additional Shares including, without limitation, a letter from Arthur Andersen LLP, constituting an affirmation of the statements set forth in the letters described in Section 10(h) above.


           11. EFFECTIVE DATE OF AGREEMENT AND TERMINATION. This Agreement shall become effective upon the later of the time that (i) the Company and the Underwriters execute this Agreement, (ii) the Commission releases notification of the effectiveness of the Registration Statement and (iii) if a post-effective amendment is required to be filed pursuant to Rule 430A under the Act, the effectiveness of such post-effective amendment.

                (a) The Underwriters may terminate this Agreement at any time on or prior to the Closing Date by notice to the Sellers if any of the following has occurred:

                      (i) since the respective dates as of which information is
                given in the Registration Statement and the Prospectus and except as disclosed or contemplated therein, any adverse change or development involving a prospective adverse change which would cause a Material Adverse Effect, whether or not arising in the ordinary course of business, which would, in the Representatives' sole judgment make it impracticable or inadvisable to market the Shares;

                      (ii) any outbreak or escalation of hostilities or other
                national or international calamity or crisis or material adverse change in the financial markets of the United

                States or elsewhere or any other substantial national or international calamity or emergency, if the effect of such outbreak, escalation, calamity, crisis, change or emergency would, in the Representatives' sole judgment, make it impracticable or inadvisable to market the Shares or to enforce contracts for the sale of securities;

                      (iii) any suspension or limitation of trading in
                securities generally on the New York Stock Exchange, the American Stock Exchange or the NASDAQ National Market or general limitation on prices for securities on either of the exchanges or the NASDAQ Stock Market;

                      (iv) the enactment, publication, decree or other
                promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in the Representatives' sole judgement causes or will cause a Material Adverse Effect;

                      (v) the declaration of a general banking moratorium by
                either federal or New York State authorities; or


                      (vi) the taking of any action by any federal, state or
                local government or agency in respect of its monetary or fiscal affairs which in the Representatives' sole judgement has a material adverse effect on the financial markets in the United States and makes it impracticable or inadvisable to sell the Shares.

                If on the Closing Date or on an Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase the Firm Shares or Additional Shares, as the case may be, which it or they have agreed to purchase hereunder on such date and the aggregate number of Firm Shares or Additional Shares, as the case may be, which such defaulting Underwriter or Underwriters, as the case may be, agreed but failed or refused to purchase is not more than one-tenth of the total number of Shares to be purchased on such date by all Underwriters, each non-defaulting Underwriter shall be obligated severally, in the proportion which the number of Firm Shares set forth opposite its name in Schedule I hereto bears to the total number of Firm Shares which all the non-defaulting Underwriters, as the case may be, have agreed to purchase, or in such other proportion as the Underwriters may specify, to purchase the Firm Shares or Additional Shares, as the case may be, which such defaulting Underwriter or Underwriters, as the case may be, agreed but failed or refused to purchase on such date; provided that in no event shall the number of Firm Shares or Additional Shares, as the case may be, which any Underwriter has agreed to purchase pursuant to Section 2 hereof be increased pursuant to this Section 11 by an amount in excess of one-ninth of such number of Firm Shares or Additional Shares, as the case may be, without the written consent of such Underwriter. If on the Closing Date or on an Option Closing Date, as the case may be, any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares, or Additional Shares, as the case may be, and the aggregate number of Firm Shares or Additional Shares, as the case may be, with respect to which such default occurs is more than one-tenth of the aggregate number of Shares to be purchased on such date by all Underwriters and arrangements satisfactory to the Representatives and the applicable Sellers for purchase of such Shares are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter and the applicable Sellers. In any such case which does not result in termination of this Agreement, either the Representatives or the applicable Sellers shall have the right to postpone the Closing Date or the applicable Option Closing Date, as the case may be, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of any such Underwriter under this Agreement.


                (b) The indemnities and contribution provisions and the other agreements, representations and warranties of the Company, its officers and directors, the Selling Shareholders, and of the several Underwriters set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Shares, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter or by or on behalf of the Sellers, the officers or directors of the Company, any controlling person of the Company or the Selling Shareholders, (ii) acceptance of the Shares and payment for them hereunder and (iii) termination of this Agreement.

                (c) If this Agreement shall be terminated by the Underwriters pursuant to clause (i) of Section 11(a) or because of the failure or refusal on the part of the Sellers to comply with the terms or to fulfill any of the conditions of this Agreement, the Sellers agree to reimburse the Underwriters for all out-of-pocket expenses (including the reasonable fees and disbursements of counsel) incurred by the Underwriters. Notwithstanding any termination of this Agreement, the Company shall be liable for all expenses which it has agreed to pay pursuant to Section 5(l) hereof.

           12. NOTICES. Notices given pursuant to any provision of this Agreement shall be addressed as follows: (i) if to the Company, to MSC Industrial Direct Co., Inc., 151 Sunnyside Blvd., Plainview, New York 11803-1592, Attention: Chief Financial Officer, (ii) if to any of the Selling Shareholders, to Mitchell Jacobson c/o MSC Industrial Direct Co., Inc., 151 Sunnyside Blvd., Plainview, New York 11803-1592 and (iii) if to the Underwriters, to Donaldson, Lufkin & Jenrette Securities Corporation, 277 Park Avenue, New York, New York 10172, Attention: Syndicate Department, and, in each case, with a copy to Rosenman & Colin LLP, 575 Madison Avenue, New York, New York 10022, Attention: Joseph L. Getraer, Esq. and Latham & Watkins at 885 Third Avenue, Suite 1000, New York, New York 10022, Attention: Philip E. Coviello, Esq., or in any case to such other address as the person to be notified may have requested in writing.

           13. SUCCESSORS. Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company, the Selling Shareholders, the

Underwriters, any Indemnified Person referred to herein and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement.

           14. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED, INTERPRETED AND THE RIGHTS OF THE PARTIES DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK AS APPLIED TO CONTRACTS MADE AND PERFORMED ENTIRELY WITHIN THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CHOICE OF LAW PROVISIONS.


           15. JURISDICTION. Each party to this Agreement hereby irrevocably consents to the personal jurisdiction of the courts of the State of New York located in the borough of Manhattan and of the United States of America sitting in the Southern District of New York, in any action to enforce, interpret or construe any provision of this Agreement, and also hereby irrevocably waives any defense of improper venue or forum non conveniens to any such action brought in either of those courts. Each party further irrevocably agrees that any action to enforce, interpret or construe any provision of this Agreement will be brought only in either of those courts and not in any other court.


           16. COUNTERPARTS. This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

                           [SIGNATURES PAGES FOLLOW]

           Please confirm that the foregoing correctly sets forth the agreement between the Company, each of the Selling Shareholders and the several Underwriters.

                                     Very truly yours,

                                     MSC INDUSTRIAL DIRECT CO., INC.



                                     By:
                                        --------------------------------------
                                        Name:
                                        Title:


                                     SELLING SHAREHOLDERS:




                                        --------------------------------------
                                        Mitchell Jacobson




                                        --------------------------------------
                                        Marjorie Gershwind




                                        --------------------------------------
                                        Mitchell Jacobson 1996 Charitable
                                          Remainder Unitrust
                                        By: Joseph L. Getraer, as Trustee

Accepted to and agreed by:

DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
PRUDENTIAL SECURITIES INCORPORATED

  Acting severally on behalf
of themselves and the several
Underwriters named in
Schedule I hereto

BY: DONALDSON, LUFKIN & JENRETTE
      SECURITIES CORPORATION



By:
   --------------------------------
   Name:   Marc Cummins
   Title:  Managing Director

                                   SCHEDULE I

                                  UNDERWRITERS

Underwriters                                                       Firm Shares
- ------------                                                       -----------


Donaldson, Lufkin & Jenrette Securities Corporation
Prudential Securities Incorporated





                                                                   -----------
                                                                    5,000,000

                                  SCHEDULE II

                                     PART A

                              SELLING SHAREHOLDERS

                                                                   Firm Shares
                                                                   -----------
Mitchell Jacobson 1996 Charitable Remainder Unitrust...................670,000
Mitchell Jacobson......................................................830,000
Marjorie Gershwind...................................................1,500,000
                                                                     ---------
                                                                     3,000,000
                                     PART B

                          OPTION SELLING SHAREHOLDERS

                                                             Additional Shares
                                                             -----------------
Mitchell Jacobson......................................................375,000
Marjorie Gershwind.....................................................375,000
                                                                       -------
                                                                       750,000

                                    ANNEX I

                               LOCK-UP AGREEMENTS



Officers and Directors of the Company (90 Days)
- -----------------------------------------------
James Shroeder
Shelley Boxer
Thomas Eccleston
Barbara Schwartz
Denis Kelly
Melvin Redman


Shareholders (180 Days)
- -----------------------
Mitchell Jacobson
Marjorie Gershwind
Erik Gershwind
Stacey Gershwind
Joshua Jacobson 1994 Trust
Marjorie Diane Gershwind 1994 Qualified Seven Year Annuity Trust Marjorie Diane Gershwind 1994 Qualified Fifteen Year Annuity Trust Marjorie Diane Gershwind 1995 Qualified Three Year Annuity Trust The Mitchell Jacobson 1995 Qualified Three Year Annuity Trust
The Stacey Gershwind 1995 Trust
The Erik Gershwind 1995 Trust



                                      32